Citizen Certificate-Front

                              TRAILER BRIDGE, INC.

      C

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     COMMON STOCK                                           SEE REVERSE FOR
   ONE VOTE PER SHARE                                     CERTAIN DEFINITIONS

                                                            CUSIP 892782 10 3


         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

   CITIZEN

   THIS CERTIFIES that






   is the owner of

    fully paid and non-assessable shares with a par value of $.01 each of the Common Stock of

                              TRAILER BRIDGE, INC.

   transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

   Dated:



              PRESIDENT                                        CHAIRMAN

   COUNTERSIGNED AND REGISTERED:
        BankBoston, N.A.
             TRANSFER AGENT AND REGISTRAR

   BY

        AUTHORIZED SIGNATURE

   Certificate - Back


                              TRAILER BRIDGE, INC.

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO OWNERSHIP LIMITS AND TRANSFER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (THE CERTIFICATE OF INCORPORATION ) FOR THE PURPOSE OF ENSURING COMPLIANCE WITH APPLICABLE LAWS OF THE UNITED STATES RELATING TO THE OWNERSHIP OR OPERATION OF VESSELS OPERATING IN THE UNITED STATES COASTWISE TRADE. SUCH RESTRICTIONS MAY RENDER TRANSFERS TO NON-CITIZENS OF THE UNITED STATES VOID IF ON ANY DAY NON-CITIZENS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OWN MORE THAN THE PERMITTED PERCENTAGE (24.99%) OF THE CAPITAL STOCK OR VOTING POWER OF THE CORPORATION. THE CORPORATION MAY REQUIRE AN AFFIDAVIT OF UNITED STATES CITIZENSHIP AS A CONDITION TO THE TRANSFER OF ANY SHARES REPRESENTED BY THIS CERTIFICATE. A FULL COPY OF THE RESTRICTIONS CONTAINED IN THE CERTIFICATE OF INCORPORATION IS AVAILABLE, UPON REQUEST, FROM THE COMPANY AND THE FOREGOING IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CERTIFICATE OF INCORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --   as tenants in common
        TEN ENT   --   as tenants by the entireties
        JT TEN    --   as joint tenants with right
                       of survivorship and not as
                       tenants in common


        UNIF GIFT MIN ACT   --   ............. Custodian ................
                                     (Cust)                   (Minor)
                                 under Uniform Gifts to Minors
                                 Act ....................................
                                         (State)

     Additional abbreviations may also be used though not in the above list.

        For value received, _________________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

        _______________________________________

   ________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
   ASSIGNEE)

   ________________________________________________________________________

   ________________________________________________________________________

   ________________________________________________________________________

   shares of the capital stock evidenced by this Certificate and do hereby irrevocably constitute and appoint _____________________________________
   Attorney to transfer the said stock on the books of the Corporation with full power of substitution.

   Dated _______________________



                                 Signature:


                                 __________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THIS CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.


                                 Signature(s) Guaranteed:


                                 __________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.